UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2007

iStar Financial Inc.

 (Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification Number)

1114 Avenue of the Americas, 39th Floor
New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by iStar Financial Inc. on July 9, 2007 regarding its acquisition of the commercial real estate lending business and a portfolio of commercial real estate loan assets (“Fremont CRE”) from Fremont Investment & Loan (“Fremont”), a subsidiary of Fremont General Corporation. This amendment provides the historical financial statements required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b), which were not previously filed.

ITEM 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited carve-out financial statements of Fremont CRE, including balance sheets as of December 31, 2006 and 2005, statements of income, statements of owner’s investment and statements of cash flows for the three years ended December 31, 2006, 2005 and 2004, and the related notes and the report of PricewaterhouseCoopers LLP are included as Exhibit 99.1 to this report and incorporated herein by reference.

The unaudited carve-out financial statements of Fremont CRE, including balance sheets as of June 30, 2007 and December 31, 2006, and related unaudited statements of income, statements of owner’s investment and statements of cash flows for the six month periods ended June 30, 2007 and 2006 are included as Exhibit 99.2 to this report and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements of iStar Financial Inc. and Fremont CRE, including the unaudited pro forma condensed combined balance sheet as of June 30, 2007, and unaudited pro forma condensed combined statements of operations for the six month period ended June 30, 2007 and the year ended Dec. 31, 2006 are included as Exhibit 99.3 and incorporated herein by reference.  All pro forma information in this Form 8-K/A has been prepared for illustrative purposes only and does not purport to be indicative of what would have resulted had the acquisition of Fremont CRE actually occurred on the dates indicated in the pro forma financial statements or what may result in the future.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1

Audited financial statements of the commercial real estate business of Fremont Investment & Loan, a division of Fremont General Corporation, as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004.

99.2

Unaudited financial statements of the commercial real estate business of Fremont Investment & Loan, a division of Fremont General Corporation, as of June 30, 2007 and December 31, 2006 and for the six months ended June 30, 2007 and 2006.

99.3	Unaudited pro forma combined condensed financial statements as of June 30, 2007 and for the six months ended June 30, 2007 and the twelve months ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.

Date: September 18, 2007	By:	/s/ Jay Sugarman
Jay Sugarman
Chairman and Chief Executive Officer

Date: September 18, 2007	By:	/s/ Catherine D. Rice
Catherine D. Rice
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.
99.1

Audited financial statements of the commercial real estate business of Fremont Investment & Loan, a division of Fremont General Corporation, as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004.

99.2

Unaudited financial statements of the commercial real estate business of Fremont Investment & Loan, a division of Fremont General Corporation, as of June 30, 2007 and December 31, 2006 and for the six months ended June 30, 2007 and 2006.

99.3	Unaudited pro forma combined condensed financial statements as of June 30, 2007 and for the six months ended June 30, 2007 and the twelve months ended December 31, 2006.